EX10.4 - Related Party Payable - September 30, 2003 Letter

Hudson Capital Corporation

10655 NE 4th Street
Suite 400
Bellevue, WA
98004
Phone: (604) 879-9001  Fax: (604) 263-4035

September 30, 2003

Attention:  Cougar Holdings Inc.

10655 NE 4th Street
Suite 400
Bellevue, WA
98004

Re:  Deferral of Accounts Payable

Dear Sirs:

Hudson Capital Corporation hereby agrees to not demand payment of any monies owing by Cougar Holdings Inc. to Hudson Capital until July 1, 2005.

Sincerely,

/s/ Terry G. Cook

Terry G. Cook, President
Hudson Capital Corporation